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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported) - October 10, 1996

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                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)


          MARYLAND                        1-11437                52-1893632
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

  6801 ROCKLEDGE DRIVE, BETHESDA, MARYLAND                20817
  (Address of principal executive offices)              (Zip Code)

                                (301) 897-6000
             (Registrant's telephone number, including area code)

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                                 NOT APPLICABLE
            (Former name or address, if changed since last report)


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Item 5.  Other Events

     On September 16, 1996, Lockheed Martin Corporation ("Lockheed Martin") commenced an exchange offer pursuant to which it is offering holders of shares of Lockheed Martin common stock the opportunity to exchange their shares of Lockheed Martin common stock for shares of Martin Marietta Materials, Inc. ("Materials") common stock (the "Exchange Offer"). Materials filed with the Securities and Exchange Commission (the "Commission") a Form S-4 Registration Statement under the Securities Act of 1933, as amended, relating to the Exchange Offer (Registration Statement No. 333-08895) (the "Registration Statement"). The Exchange Offer is being made pursuant to an Offering Circular/Prospectus filed as part of the Registration Statement. Lockheed Martin filed with the Commission a Schedule 13E-4 Issuer Tender Offer Statement under the Securities Exchange Act of 1934, as amended, with respect to the Exchange Offer.

     Certain employees of Lockheed Martin and its subsidiaries participate in employee benefit plans that permit the investment of all or a portion of their account balances in shares of Lockheed Martin common stock. The plan trustee is the stockholder of record for such plans. With respect those plans that are participant directed plans, plan participants are entitled to direct the plan trustee as to whether or not to exchange shares attributable to their accounts in the Exchange Offer. In instances where a plan participant fails to provide timely direction to the plan trustee as to whether or not to exchange shares attributable to that participant's account, the majority of the plans provide for an independent fiduciary to provide such direction. To be timely, participant directions must be actually received by certain deadlines on October 11, 1996 which vary by plan. With respect to those plans that are not participant directed and with respect to shares held in plans which shares are not allocated to participants' accounts, the plan trustee will make the determination as to whether or not to exchange shares in the Exchange Offer.

     On October 10, 1996, Lockheed Martin announced that U.S. Trust Company of California, N.A., ("U.S. Trust"), acting as trustee and independent fiduciary of various Lockheed Martin employee benefit plans, had informed Lockheed Martin that, based upon information presently available, U.S. Trust did not intend to exchange or direct the exchange of any shares for which it has fiduciary responsibility under such plans in the Exchange Offer. U.S. Trust further informed Lockheed Martin that, in reaching this decision, U.S. Trust evaluated the Exchange Offer only in the context of employee benefit plans intended to provide benefits for covered Lockheed Martin employees and that its decision does not reflect an evaluation of the Exchange Offer from the viewpoint of any other stockholder.

     U.S. Trust serves as trustee or independent fiduciary for the majority of Lockheed Martin benefit plans with Lockheed Martin stock as an investment option, and has fiduciary responsibility for those shares in employee accounts for which valid instructions regarding the exchange offer are not received. It also has fiduciary responsibility for the unallocated Lockheed Martin shares in the Lockheed Martin Salaried Employee Savings Plan Plus. As of August 31, 1996, approximately 36.6 million shares of Lockheed Martin common stock were held in employee benefit plans (including approximately 9.3 million unallocated shares in the Lockheed Martin Salaried Employee Savings Plan Plus).

     A copy of the press release pursuant to which Lockheed Martin made the announcement summarized above is attached hereto as Exhibit 99 and is incorporated in this Item 5 by reference.

Item 7.  Financial Statements and Exhibits

    Exhibit No.                   Description of Exhibits

        99         Lockheed Martin Corporation October 10, 1996 Press Release



















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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Lockheed Martin Corporation

                        /s/ Stephen M. Piper
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                        Stephen M. Piper, Associate General Counsel
                         and Assistant Secretary

Index to Exhibits

   Exhibit No.                          Description of Exhibits

       99             Lockheed Martin Corporation October 10, 1996 Press Release